UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2026
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368		38-1612444
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
3.350% Notes due Nine Months or More from the Date of Issue due August 20, 2026	F/26N	New York Stock Exchange
4.867% Notes due August 3, 2027*	F/27A	New York Stock Exchange
6.125% Notes due May 15, 2028*	F/28B	New York Stock Exchange
3.622% Notes due July 27, 2028*	F/28H	New York Stock Exchange
5.625% Notes due October 9, 2028*	F/28D	New York Stock Exchange
4.165% Notes due November 21, 2028*	F/28E	New York Stock Exchange
5.125% Notes due February 20, 2029*	F/29B	New York Stock Exchange
3.305% Notes due May 17, 2029*	F/29G	New York Stock Exchange
3.778% Notes due September 16, 2029*	F/29E	New York Stock Exchange
4.445% Notes due February 14, 2030*	F/30D	New York Stock Exchange
5.780% Notes due April 30, 2030*	F/30A	New York Stock Exchange
4.066% Notes due August 21, 2030*	F/30F	New York Stock Exchange
4.480% Notes due July 8, 2031*	F/31E	New York Stock Exchange
6.184% Notes due August 29, 2031*	F/31C	New York Stock Exchange
4.448% Notes due September 16, 2032*	F/32A	New York Stock Exchange
6.120% Notes due December 16, 2032*	F/32B	New York Stock Exchange
4.087% Notes due February 17, 2033*	F/33B	New York Stock Exchange

*Issued under Euro Medium-Term Notes due Nine Months or More from The Date of Issue Program

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 13, 2026, Ford Motor Credit Company LLC (the “Company”) issued and sold (i) $1,500,000,000 aggregate principal amount of 5.431% Notes due August 13, 2029 (the “2029 Notes”), and (ii) $1,000,000,000 aggregate principal amount of 6.107% Notes due August 15, 2033 (the “2033 Notes”), pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-276916) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of David J. Witten, an Attorney to the Company, relating to the legality of the 2029 Notes and the 2033 Notes is filed as Exhibit 5 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the 2029 Notes and the 2033 Notes were registered.

Item 9.01. Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of David J. Witten, Attorney to the Company	Filed with this Report

Exhibit 23.1	Consent of David J. Witten (included in Exhibit 5)	Filed with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: August 13, 2026	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.